      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 30, 2003

                                                     REGISTRATION NO. 333-105536
                                                                   333-105536-01
                                                                   333-105536-02
                                                                   333-105536-03
                                                                   333-105536-04
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 1
                                       TO

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                               APACHE CORPORATION
                                 APACHE TRUST I
                                APACHE TRUST II
                        APACHE FINANCE AUSTRALIA PTY LTD
                               (ACN 104 261 261)
                      APACHE FINANCE CANADA II CORPORATION
  (Exact name of each registrant as specified in its charter or certificate of trust)

                        DELAWARE                                              NO. 41-0747868
                        DELAWARE                                              NO. 76-6159546
                        DELAWARE                                              NO. 76-6159545
              AUSTRALIAN CAPITAL TERRITORY                                    NO. 98-0397057
                      NOVA SCOTIA                                             NO. 98-0397056
    (State or other jurisdiction of incorporation or
                     organization)                               (I.R.S. Employer Identification Numbers)

                  ONE POST OAK CENTRAL                                        ERIC L. HARRY
           2000 POST OAK BOULEVARD, SUITE 100                       2000 POST OAK BOULEVARD, SUITE 100
               HOUSTON, TEXAS 77056-4400                                HOUSTON, TEXAS 77056-4400
                     (713) 296-6000                                           (713) 296-6000
  (Address, including zip code, and telephone number,       (Name, address, including zip code, and telephone
including area code, of registrant's principal executive                         number,
                        offices)                                including area code, of agent for service)

                             ---------------------

                                   COPIES TO:

         RALPH K. MILLER, JR.                     CRAIG E. CHAPMAN                       MICHAEL VALADEZ
CHAMBERLAIN, HRDLICKA, WHITE, WILLIAMS     SIDLEY AUSTIN BROWN & WOOD LLP              1531 DEFENSE HIGHWAY
               & MARTIN                          787 SEVENTH AVENUE                 GAMBRILLS, MARYLAND 21054
    1200 SMITH STREET, SUITE 1400             NEW YORK, NEW YORK 10019
      HOUSTON, TEXAS 77002-4310

                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this registration statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                             ---------------------

    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     Estimated expenses, other than underwriting discounts and commissions, in connection with the issuance and distribution of the securities are as follows:

Securities and Exchange Commission filing fee...............   $121,350
Rating agency fees..........................................     75,000
Legal fees and expenses.....................................    300,000
Accounting fees and expenses................................    113,000
Trustees' fees and expenses.................................     60,000
Printing and engraving......................................    150,000
Miscellaneous...............................................     45,000
                                                               --------
  Total.....................................................   $864,350
                                                               ========

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

APACHE CORPORATION

     Apache's Certificate of Incorporation and bylaws provide that, to the full extent permitted under the Delaware General Corporation Law, Apache's directors shall not be personally liable for monetary damages. Apache's bylaws provide that Apache shall indemnify its officers, directors, employees and agents.

     Section 145 of the Delaware General Corporation Law, inter alia, authorizes a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, because such person is or was a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reason to believe his conduct was unlawful. Similar indemnity is authorized for such persons against expenses, including attorneys' fees, actually and reasonably incurred in defense or settlement of any such pending, completed or threatened action or suit by or in the right of the corporation if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and provided further that, unless a court of competent jurisdiction otherwise provides, such person shall not have been adjudged liable to the corporation. Any such indemnification may be made only as authorized in each specific case upon a determination by the stockholders or disinterested directors that indemnification is proper because the indemnitee has met the applicable standard of conduct.

     Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him. Apache maintains policies insuring its and its subsidiaries' officers and directors against certain liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

     Article VII of Apache's bylaws provides, in substance, that directors, officers, employees and agents of Apache shall be indemnified to the extent permitted by Section 145 of the Delaware General Corporation

Law. Additionally, Article Seventeen of Apache's restated certificate of incorporation eliminates in certain circumstances the monetary liability of directors of Apache for a breach of their fiduciary duty as directors. These provisions do not eliminate the liability of a director:

     - for a breach of the director's duty of loyalty to Apache or its stockholders;

     - for acts or omissions by the director not in good faith;

     - for acts or omissions by a director involving intentional misconduct or a knowing violation of the law;

     - under Section 174 of the Delaware General Corporation Law, which relates to the declaration of dividends and purchase or redemption of shares in violation of the Delaware General Corporation Law; and

     - for transactions from which the director derived an improper personal benefit.

     Reference is made to the form of underwriting agreements to be incorporated by reference in this registration statement for a description of the indemnification arrangements Apache, the Apache Trusts, Apache Finance Canada Corporation and Apache Australia agree to in connection with offerings of the securities registered by this registration statement.

THE APACHE TRUSTS

     The Apache Trusts' trust agreements provide that no trustee, affiliate of any trustee or any officers, directors, stockholders, members, partners, employees, representatives or agents of any trustee or any employee or agent of the Apache Trust or its affiliates, each referred to as an "indemnified person," shall be liable, responsible or accountable in damages or otherwise to the Apache Trust, or any officers, directors, stockholders, partners, members, employees, representatives or agents of the Apache Trust or its affiliates or to any holders of trust preferred securities of the Apache Trust for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the indemnified person in good faith on behalf of such Apache Trust and in a manner the indemnified person reasonably believed to be within the scope of the authority conferred on it by the trust agreement or by law, except that the indemnified person shall be liable for any loss, damage or claim incurred by reason of that indemnified person's gross negligence (or, in the case of the property trustee of the Apache Trust, negligence), bad faith or willful misconduct with respect to such acts or omissions. The trust agreements also provide that Apache shall indemnify each administrative trustee, their affiliates, any officers, directors, shareholders, members, partners, employees, representatives or agents of any administrative trustee or any affiliate of any administrative trustee, or any officer, employee or agent of the Apache Trust or its affiliates, each referred to as a "company indemnified person," who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Apache Trust), against expenses (including reasonable attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred if such company indemnified person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Apache Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Apache will also indemnify any company indemnified person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Apache Trust to procure a judgment in its favor against expenses (including reasonable attorneys' fees) actually and reasonably incurred by him if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Apache Trust, except that no such indemnification shall be made if such company indemnified person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

     The trust agreement further provides that expenses (including legal fees) incurred by a company indemnified person in defending any civil, criminal, administrative or investigative action, suit or proceeding shall, from time to time, be advanced by Apache prior to the final disposition of such action, suit or proceeding upon receipt by Apache of an undertaking by or on behalf of the company indemnified person to repay such amount if it shall be determined that the company indemnified person is not entitled to be indemnified pursuant to the trust agreement. Notwithstanding the foregoing, no advance shall be made by Apache if a determination is reasonably and promptly made, as provided in the trust agreement, that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such company indemnified person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made if the administrative trustees, independent legal counsel or common security holder reasonably determine, as provided in the trust agreement, that such person deliberately breached such person's duty to the Trust or its common or trust preferred security holders.

     The trust agreements also provide that Apache shall indemnify the property trustee, the Delaware trustee, any affiliate of the property trustee or the Delaware trustee, and any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the property trustee or Delaware trustee, each a "fiduciary indemnified person," for and hold each such fiduciary indemnified person harmless against any loss, liability or expense to the extent incurred without gross negligence (or in the case of the property trustee, negligence), bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the Apache Trust, including costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties under the trust agreement.

APACHE FINANCE CANADA II CORPORATION

     The Articles of Association of Apache Finance Canada II Corporation provide, in substance, that every director and officer of Apache Canada shall be indemnified by Apache Finance Canada II Corporation against all costs, losses and expenses which such person may incur by reason of any contract entered into, or any act or thing done, by him in such capacity or in anyway in the discharge of his duties.

     Nova Scotia law does not make any statutory provision for, nor impose any statutory restriction upon, the ability of a company to indemnify directors and officers.

     Although the matter has not been judicially considered, the obligation to indemnify may not extend to losses occasioned by a breach by a director of his common law fiduciary duty to Apache Finance Canada II Corporation.

APACHE FINANCE AUSTRALIA PTY LTD

     Section 199A of the Australian Corporations Act 2001 (Cth) (the "Corporations Act") prohibits a company or a related body corporate (as defined in the Corporations Act) from exempting a person (whether directly or through an interposed entity) from a liability to the company incurred as an officer of the company. Officer includes a director or secretary, and also includes a person who participates in making decisions that affect a substantial part of the business, who has the capacity to affect significantly the company's financial standing or in accordance with whose instructions or wishes the directors of the company are accustomed to act.

     In addition, an officer cannot be indemnified by a company or its related body corporate against:

          (a) a liability owed to the company or a related body corporate;

          (b) a liability for a pecuniary civil penalty order under the Corporations Act or a compensation order under the Corporations Act in favour of the company; or

          (c) a liability that is owed to a third person and that did not arise out of conduct in good faith.

     A company or related body corporate is also prohibited from indemnifying a person against legal costs incurred in defending an action for a liability incurred as an officer of the company if the costs are incurred:

          (a) in defending or resisting proceedings in which the person is found to have a liability for which they could not be indemnified;

          (b) in defending or resisting criminal proceedings in which the person is found guilty;

          (c) in defending or resisting proceedings brought by the Australian Securities and Investments Commission ("ASIC"), or by a liquidator, seeking a court order if the grounds for making the order are found by the court to have been established (other than costs incurred in responding to actions taken by ASIC or a liquidator as part of an investigation before commencing proceedings for the court order); or

          (d) in connection with proceedings for relief to the person under the Corporations Act in which the court denies the relief.

     Section 199B provides that a company or a related body corporate must not pay, or agree to pay, a premium for a contract insuring a person who is or has been an officer of the company against a liability (other than one for legal costs) arising out of:

          (a) conduct involving a wilful breach of duty in relation to the company; or

          (b) misuse of the person's position or corporate information.

     Under section 199C, anything that purports to indemnify or insure a person against a liability, or exempt them from a liability, is void to the extent that it contravenes section 199A or 199B.

     Article 94 of the Constitution of Apache Finance Australia Pty Ltd provides that its directors, secretaries, officers, employees, trustees and former officers shall be indemnified to the extent Apache Finance Australia Pty Ltd is not precluded by law from doing so. Article 94 also provides that on the authority of the Board, Apache Finance Australia Pty Ltd may execute a documentary indemnity in favor of any officer of the corporation and purchase insurance on behalf of or in respect of any officer of the corporation against any liability incurred by the officer in or arising out of the conduct of the business of the corporation or in or arising out of the discharge of the duties of the officer.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
   1.1   Each form of underwriting agreement will be filed as an
         exhibit to a current report of Apache and incorporated in
         this registration statement by reference.
   4.1   Restated Certificate of Incorporation of Apache
         (incorporated by reference to Exhibit 99.1 to Apache's
         Current Report on Form 8-K, dated December 17, 1999, SEC
         File No. 1-4300).
   4.2   Bylaws of Apache, as amended through May 2, 2002
         (incorporated by reference to Exhibit 3.1 to Apache's
         Quarterly Report on Form 10-Q for the quarter ended March
         31, 2002, SEC File No. 1-4300).
   4.3   Form of Apache's common stock certificate (incorporated by reference to Exhibit 4.1 to the Apache's Annual Report on
         Form 10-K for year ended December 31, 1995, SEC File No.
         1-4300).
   4.4   Rights Agreement dated January 31, 1996, between Apache and
         Norwest Bank Minnesota, N.A., rights agent, relating to the declaration of a rights dividend to Apache's common
         shareholders of record on January 31, 1996 (incorporated by reference to Exhibit (a) to Apache's Registration Statement on Form 8-A, dated January 24, 1996, SEC File No. 1-4300).

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
   4.5   Form of Apache's Right Certificate (incorporated by
         reference to Exhibit (b) to Apache's Registration Statement on Form 8-A, dated January 24, 1996, SEC File No. 1-4300).
  *4.6   Senior Indenture, dated February 15, 1996, between Apache
         and JPMorgan Chase Bank, formerly known as The Chase
         Manhattan Bank, as trustee, governing the senior debt
         securities and guarantees.
  *4.7   First Supplemental Indenture to the Senior Indenture, dated as of November 5, 1996, between Apache and JPMorgan Chase
         Bank, formerly known as The Chase Manhattan Bank, as
         trustee, governing the senior debt securities and
         guarantees.
  *4.8   Form of Senior Indenture among Apache Finance Australia Pty
         Ltd, Apache and JPMorgan Chase Bank, as trustee, governing the senior debt securities and guarantees.
  *4.9   Form of Senior Indenture among Apache Finance Canada II
         Corporation, Apache and JPMorgan Chase Bank, as trustee,
         governing the senior debt securities and guarantees.
  *4.10  Form of Subordinated Indenture between Apache and JPMorgan
         Chase Bank, formerly known as The Chase Manhattan Bank, as trustee, governing the subordinated debt securities.
  *4.11  Form of Subordinated Indenture among Apache Finance
         Australia Pty Ltd, Apache and JPMorgan Chase Bank, as
         trustee, governing the subordinated debt securities and
         guarantees.
  *4.12  Form of Subordinated Indenture among Apache Finance Canada
         II Corporation, Apache and JPMorgan Chase Bank, as trustee, governing the subordinated debt securities and guarantees.
   4.13  Each form of deposit agreement will be filed as an exhibit to a current report of Apache and incorporated in this
         registration statement by reference.
   4.14  Each form of preferred securities certificate of designation will be filed as an exhibit to a current report of Apache
         and incorporated in this registration statement by
         reference.
  *4.15  Form of Trust Preferred Securities Guarantee Agreement for
         Apache Trust I and Apache Trust II.
   4.16  Certificate of Trust of Apache Trust I (incorporated by reference to Exhibit 4.10 to Apache's Registration Statement on Form S-3, Registration No. 333-32580, filed March 15,
         2000).
   4.17  Certificate of Trust of Apache Trust II (incorporated by reference to Exhibit 4.11 to Apache's Registration Statement on Form S-3, Registration No. 333-32580, filed March 15,
         2000).
   4.18  Trust Agreement of Apache Trust I (incorporated by reference to Exhibit 4.12 to Apache's Registration Statement on Form
         S-3, Registration No. 333-32580, filed March 15, 2000).
   4.19  Trust Agreement of Apache Trust II (incorporated by
         reference to Exhibit 4.13 to Apache's Registration Statement on Form S-3, Registration No. 333-32580, filed March 15,
         2000).
  *4.20  Form of Amended and Restated Trust Agreement for Apache
         Trust I and Apache Trust II.
   4.21  Form of Purchase Contract Agreement between Apache
         Corporation and JPMorgan Chase Bank, as purchase contract
         agent, will be filed as an exhibit to a current report of
         Apache and incorporated in this registration statement by
         reference.
   4.22  Form of Pledge Agreement between Apache Corporation,
         JPMorgan Chase Bank, as collateral agent, custodial agent, securities intermediary, and JPMorgan Chase Bank, as
         purchase contract agent, will be filed as an exhibit to a
         current report of Apache and incorporated in this
         registration statement by reference.
   4.23  Form of Remarketing Agreement between Apache Corporation and the remarketing agent named therein will be filed as an
         exhibit to a current report of Apache and incorporated in
         this registration statement by reference.
 **5.1   Opinion of Chamberlain, Hrdlicka, White, Williams & Martin
         regarding legality of securities being registered by Apache.
 **5.2   Opinion of Allens Arthur Robinson regarding legality under
         Australian law of securities being registered by Apache
         Finance Australia Pty Ltd.
 **5.3   Opinion of McInnes Cooper regarding legality under the laws of Nova Scotia of securities being registered by Apache
         Finance Canada II Corporation.

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
  *5.4   Opinion of Richards, Layton & Finger, P.A. regarding
         legality of securities being registered by Apache Trust I
         and Apache Trust II, respectively.
  12.1   Statements of computation of ratios of earnings to fixed
         charges and ratios of earnings to combined fixed charges and preferred stock dividends (incorporated by reference to
         Exhibit 12.1 to Apache's Quarterly Report on Form 10-Q for
         the quarter ended March 31, 2003, SEC File No. 1-4300).
 *23.1   Consent of Ernst & Young LLP, Houston, Texas.
  23.2   Consent of Arthur Andersen LLP, Houston, Texas (omitted
         pursuant to Rule 437a of the Securities Act of 1933, as
         amended).
  23.3   Consent of Chamberlain, Hrdlicka, White, Williams & Martin
         (included in Exhibit 5.1).
 *23.4   Consent of Bennett Jones LLP.
  23.5   Consent of Allens Arthur Robinson (included in Exhibit 5.2).
  23.6   Consent of McInnes Cooper (included in Exhibit 5.3).
  23.7   Consent of Richards, Layton & Finger, P.A. (included in
         Exhibit 5.4).
 *23.8   Consent of Ryder Scott Company Petroleum Engineers.
 *24.1   Power of Attorney (included in Part II as a part of the
         signature pages of the Registration Statement).
  24.2   Power of Attorney for Apache, as sponsor, to sign the
         Registration Statement on behalf Apache Trust I (included in
         Exhibit 4.18).
  24.3   Power of Attorney for Apache, as sponsor, to sign the
         Registration Statement on behalf of Apache Trust II
         (included in Exhibit 4.19).
 *25.1   Form T-1 Statement of Eligibility and Qualification under
         Trust Indenture Act of 1939 of JPMorgan Chase Bank as
         trustee under the Senior and Subordinated Indentures between
         Apache and JPMorgan Chase Bank, as guarantee trustee under the guarantee of Apache Corporation with respect to the
         Senior and Subordinated Indentures of each of Apache Finance
         Australia Pty Ltd and Apache Finance Canada II Corporation
         and as guarantee trustee with respect to the guarantee of
         Apache Corporation under the Trust Preferred Securities
         Guarantee Agreement for each of Apache Trust I and Apache
         Trust II.
 *25.2   Form T-1 Statement of Eligibility and Qualification under
         Trust Indenture Act of 1939 of JPMorgan Chase Bank as
         trustee under the Senior and Subordinated Indentures among
         Apache, Apache Finance Australia Pty Ltd and JPMorgan Chase
         Bank, as trustee.
 *25.3   Form T-1 Statement of Eligibility and Qualification under
         Trust Indenture Act of 1939 of JPMorgan Chase Bank as
         trustee under the Senior and Subordinated Indentures among
         Apache, Apache Finance Canada II Corporation and JPMorgan
         Chase Bank, as trustee.
 *25.4   Form T-1 Statement of Eligibility and Qualification under
         Trust Indenture Act of 1939 of JPMorgan Chase Bank as
         property trustee under the Amended and Restated Trust
         Agreement for Apache Trust I.
 *25.5   Form T-1 Statement of Eligibility and Qualification under
         Trust Indenture Act of 1939 of JPMorgan Chase Bank as
         property trustee under the Amended and Restated Trust
         Agreement for Apache Trust II.

---------------

 * Previously filed

** Filed herewith

ITEM 17.  UNDERTAKINGS

     1. The undersigned Registrants hereby undertake:

          (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement.

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculations of Registration Fee" table in the effective Registration Statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, that are incorporated by reference in the Registration Statement;

          (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     2. The undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of Apache's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement) shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     3. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrants pursuant to the provisions described under Item 15 above, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by any Registrant of expenses incurred or paid by a director, officer or controlling person of that Registrant in the successful defense of any action, suit or proceeding) is asserted against any Registrant by such director, officer or controlling person in connection with the securities being registered, that Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     4. The undersigned Registrants hereby undertake that:

          (a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrants pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

          (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, each of the following Registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas on May 30, 2003.

                                          APACHE CORPORATION

                                          By:      /s/ ROGER B. PLANK
                                            ------------------------------------
                                                       Roger B. Plank
                                                Executive Vice President and
                                                  Chief Financial Officer

                                          APACHE TRUST I
                                          By: Apache Corporation, as sponsor

                                          By:      /s/ ROGER B. PLANK
                                            ------------------------------------
                                                       Roger B. Plank
                                                Executive Vice President and
                                                  Chief Financial Officer

                                          APACHE TRUST II
                                          By: Apache Corporation, as sponsor

                                          By:      /s/ ROGER B. PLANK
                                            ------------------------------------
                                                       Roger B. Plank
                                                Executive Vice President and
                                                  Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by an attorney-in-fact on behalf of the following persons, in the capacities and on the dates indicated.

              SIGNATURE                                        TITLE
              ---------                                        -----

                  *                         Director, President, Chief Executive Officer
--------------------------------------              and Chief Operating Officer
           G. Steven Farris                        (Principal Executive Officer)


          /s/ ROGER B. PLANK                        Executive Vice President and
--------------------------------------                Chief Financial Officer
            Roger B. Plank                         (Principal Financial Officer)


                  *                                Vice President and Controller
--------------------------------------             (Principal Accounting Officer)
          Thomas L. Mitchell


                  *                                    Chairman of the Board
--------------------------------------
            Raymond Plank


                  *                                           Director
--------------------------------------
          Frederick M. Bohen


                  *                                           Director
--------------------------------------
          Randolph M. Ferlic


                  *                                           Director
--------------------------------------
          Eugene C. Fiedorek


                  *                                           Director
--------------------------------------
          A.D. Frazier, Jr.


                  *                                           Director
--------------------------------------
          Patricia A. Graham


                  *                                           Director
--------------------------------------
            John A. Kocur


                  *                                           Director
--------------------------------------
        George D. Lawrence Jr.


                  *                                           Director
--------------------------------------
             F.H. Merelli


                  *                                           Director
--------------------------------------
           Rodman D. Patton


                  *                                           Director
--------------------------------------
          Charles J. Pitman

              SIGNATURE                                        TITLE
              ---------                                        -----


                  *                                           Director
--------------------------------------
           Jay A. Precourt


 *By:         /s/ ROGER B. PLANK
        ------------------------------
                Roger B. Plank
               Attorney-in-Fact

Date: May 30, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Apache Finance Canada II Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas on May 30, 2003.

                                          APACHE FINANCE CANADA II CORPORATION

                                          By:      /s/ ROGER B. PLANK
                                            ------------------------------------
                                                       Roger B. Plank
                                                Executive Vice President and
                                                  Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by an attorney-in-fact on behalf of the following persons in the capacities and on the dates indicated.

              SIGNATURE                                        TITLE
              ---------                                        -----

                  *                                   Chief Executive Officer
--------------------------------------             (Principal Executive Officer)
           G. Steven Farris


          /s/ ROGER B. PLANK                   Director, Executive Vice President and
--------------------------------------                Chief Financial Officer
            Roger B. Plank                         (Principal Financial Officer)


                  *                                Vice President and Controller
--------------------------------------             (Principal Accounting Officer)
          Thomas L. Mitchell


                  *                                           Director
--------------------------------------
            Floyd R. Price


                  *                                           Director
--------------------------------------
            Eric L. Harry


                  *                                           Director
--------------------------------------
            John F. Curran


                  *                                           Director
--------------------------------------
          James G. Smeltzer


 *By:         /s/ ROGER B. PLANK
        ------------------------------
                Roger B. Plank
               Attorney-in-Fact

Date: May 30, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Apache Finance Australia Pty Ltd certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas on May 30, 2003.

                                          APACHE FINANCE AUSTRALIA PTY LTD

                                          By:      /s/ ROGER B. PLANK
                                            ------------------------------------
                                                       Roger B. Plank
                                                Executive Vice President and
                                                  Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                        TITLE
              ---------                                        -----

                  *                                   Chief Executive Officer
--------------------------------------             (Principal Executive Officer)
           G. Steven Farris


          /s/ ROGER B. PLANK                   Director, Executive Vice President and
--------------------------------------                Chief Financial Officer
            Roger B. Plank                         (Principal Financial Officer)


                  *                                        Vice President
--------------------------------------             (Principal Accounting Officer)
          Thomas L. Mitchell


                  *                                   Director, Vice President
--------------------------------------
            Eric L. Harry


                  *                                           Director
--------------------------------------
            James K. Bass


                  *                                           Director
--------------------------------------
           Neil J. McHarrie


 *By:         /s/ ROGER B. PLANK
        ------------------------------
                Roger B. Plank
               Attorney-in-Fact

Date: May 30, 2003

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
   1.1   Each form of underwriting agreement will be filed as an
         exhibit to a current report of Apache and incorporated in
         this registration statement by reference.
   4.1   Restated Certificate of Incorporation of Apache
         (incorporated by reference to Exhibit 99.1 to Apache's
         Current Report on Form 8-K, dated December 17, 1999, SEC
         File No. 1-4300).
   4.2   Bylaws of Apache, as amended through May 2, 2002
         (incorporated by reference to Exhibit 3.1 to Apache's
         Quarterly Report on Form 10-Q for the quarter ended March
         31, 2002, SEC File No. 1-4300).
   4.3   Form of Apache's common stock certificate (incorporated by reference to Exhibit 4.1 to the Apache's Annual Report on
         Form 10-K for year ended December 31, 1995, SEC File No.
         1-4300).
   4.4   Rights Agreement dated January 31, 1996, between Apache and
         Norwest Bank Minnesota, N.A., rights agent, relating to the declaration of a rights dividend to Apache's common
         shareholders of record on January 31, 1996 (incorporated by reference to Exhibit (a) to Apache's Registration Statement on Form 8-A, dated January 24, 1996, SEC File No. 1-4300).
   4.5   Form of Apache's Right Certificate (incorporated by
         reference to Exhibit (b) to Apache's Registration Statement on Form 8-A, dated January 24, 1996, SEC File No. 1-4300).
  *4.6   Senior Indenture, dated February 15, 1996, between Apache
         and JPMorgan Chase Bank, formerly known as The Chase
         Manhattan Bank, as trustee, governing the senior debt
         securities and guarantees.
  *4.7   First Supplemental Indenture to the Senior Indenture, dated as of November 5, 1996, between Apache and JPMorgan Chase
         Bank, formerly known as The Chase Manhattan Bank, as
         trustee, governing the senior debt securities and
         guarantees.
  *4.8   Form of Senior Indenture among Apache Finance Australia Pty
         Ltd, Apache and JPMorgan Chase Bank, as trustee, governing the senior debt securities and guarantees.
  *4.9   Form of Senior Indenture among Apache Finance Canada II
         Corporation, Apache and JPMorgan Chase Bank, as trustee,
         governing the senior debt securities and guarantees.
  *4.10  Form of Subordinated Indenture between Apache and JPMorgan
         Chase Bank, formerly known as The Chase Manhattan Bank, as trustee, governing the subordinated debt securities.
  *4.11  Form of Subordinated Indenture among Apache Finance
         Australia Pty Ltd, Apache and JPMorgan Chase Bank, as
         trustee, governing the subordinated debt securities and
         guarantees.
  *4.12  Form of Subordinated Indenture among Apache Finance Canada
         II Corporation, Apache and JPMorgan Chase Bank, as trustee, governing the subordinated debt securities and guarantees.
   4.13  Each form of deposit agreement will be filed as an exhibit to a current report of Apache and incorporated in this
         registration statement by reference.
   4.14  Each form of preferred securities certificate of designation will be filed as an exhibit to a current report of Apache
         and incorporated in this registration statement by
         reference.
  *4.15  Form of Trust Preferred Securities Guarantee Agreement for
         Apache Trust I and Apache Trust II.
   4.16  Certificate of Trust of Apache Trust I (incorporated by reference to Exhibit 4.10 to Apache's Registration Statement on Form S-3, Registration No. 333-32580, filed March 15,
         2000).
   4.17  Certificate of Trust of Apache Trust II (incorporated by reference to Exhibit 4.11 to Apache's Registration Statement on Form S-3, Registration No. 333-32580, filed March 15,
         2000).
   4.18  Trust Agreement of Apache Trust I (incorporated by reference to Exhibit 4.12 to Apache's Registration Statement on Form
         S-3, Registration No. 333-32580, filed March 15, 2000).
   4.19  Trust Agreement of Apache Trust II (incorporated by
         reference to Exhibit 4.13 to Apache's Registration Statement on Form S-3, Registration No. 333-32580, filed March 15,
         2000).
  *4.20  Form of Amended and Restated Trust Agreement for Apache
         Trust I and Apache Trust II.
   4.21  Form of Purchase Contract Agreement between Apache
         Corporation and JPMorgan Chase Bank, as purchase contract
         agent, will be filed as an exhibit to a current report of
         Apache and incorporated in this registration statement by
         reference.

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
   4.22  Form of Pledge Agreement between Apache Corporation,
         JPMorgan Chase Bank, as collateral agent, custodial agent, securities intermediary, and JPMorgan Chase Bank, as
         purchase contract agent, will be filed as an exhibit to a
         current report of Apache and incorporated in this
         registration statement by reference.
   4.23  Form of Remarketing Agreement between Apache Corporation and the remarketing agent named therein will be filed as an
         exhibit to a current report of Apache and incorporated in
         this registration statement by reference.
 **5.1   Opinion of Chamberlain, Hrdlicka, White, Williams & Martin
         regarding legality of securities being registered by Apache.
 **5.2   Opinion of Allens Arthur Robinson regarding legality under
         Australian law of securities being registered by Apache
         Finance Australia Pty Ltd.
 **5.3   Opinion of McInnes Cooper regarding legality under the laws of Nova Scotia of securities being registered by Apache
         Finance Canada II Corporation.
  *5.4   Opinion of Richards, Layton & Finger, P.A. regarding
         legality of securities being registered by Apache Trust I
         and Apache Trust II, respectively.
  12.1   Statements of computation of ratios of earnings to fixed
         charges and ratios of earnings to combined fixed charges and preferred stock dividends (incorporated by reference to
         Exhibit 12.1 to Apache's Quarterly Report on Form 10-Q for
         the quarter ended March 31, 2003, SEC File No. 1-4300).
 *23.1   Consent of Ernst & Young LLP, Houston, Texas.
  23.2   Consent of Arthur Andersen LLP, Houston, Texas (omitted
         pursuant to Rule 437a of the Securities Act of 1933, as
         amended).
  23.3   Consent of Chamberlain, Hrdlicka, White, Williams & Martin
         (included in Exhibit 5.1).
 *23.4   Consent of Bennett Jones LLP.
  23.5   Consent of Allens Arthur Robinson (included in Exhibit 5.2).
  23.6   Consent of McInnes Cooper (included in Exhibit 5.3).
  23.7   Consent of Richards, Layton & Finger, P.A. (included in
         Exhibit 5.4).
 *23.8   Consent of Ryder Scott Company Petroleum Engineers.
 *24.1   Power of Attorney (included in Part II as a part of the
         signature pages of the Registration Statement).
  24.2   Power of Attorney for Apache, as sponsor, to sign the
         Registration Statement on behalf Apache Trust I (included in
         Exhibit 4.18).
  24.3   Power of Attorney for Apache, as sponsor, to sign the
         Registration Statement on behalf of Apache Trust II
         (included in Exhibit 4.19).
 *25.1   Form T-1 Statement of Eligibility and Qualification under
         Trust Indenture Act of 1939 of JPMorgan Chase Bank as
         trustee under the Senior and Subordinated Indentures between
         Apache and JPMorgan Chase Bank, as guarantee trustee under the guarantee of Apache Corporation with respect to the
         Senior and Subordinated Indentures of each of Apache Finance
         Australia Pty Ltd and Apache Finance Canada II Corporation
         and as guarantee trustee with respect to the guarantee of
         Apache Corporation under the Trust Preferred Securities
         Guarantee Agreement for each of Apache Trust I and Apache
         Trust II.
 *25.2   Form T-1 Statement of Eligibility and Qualification under
         Trust Indenture Act of 1939 of JPMorgan Chase Bank as
         trustee under the Senior and Subordinated Indentures among
         Apache, Apache Finance Australia Pty Ltd and JPMorgan Chase
         Bank, as trustee.
 *25.3   Form T-1 Statement of Eligibility and Qualification under
         Trust Indenture Act of 1939 of JPMorgan Chase Bank as
         trustee under the Senior and Subordinated Indentures among
         Apache, Apache Finance Canada II Corporation and JPMorgan
         Chase Bank, as trustee.

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
 *25.4   Form T-1 Statement of Eligibility and Qualification under
         Trust Indenture Act of 1939 of JPMorgan Chase Bank as
         property trustee under the Amended and Restated Trust
         Agreement for Apache Trust I.
 *25.5   Form T-1 Statement of Eligibility and Qualification under
         Trust Indenture Act of 1939 of JPMorgan Chase Bank as
         property trustee under the Amended and Restated Trust
         Agreement for Apache Trust II.

---------------

 * Previously filed

** Filed herewith